AMENDMENT NO. 2
TO MASTER REPURCHASE AGREEMENT

                Amendment No. 2, dated as of February 4, 2005 (this "Amendment"), by and between MERRILL LYNCH MORTGAGE CAPITAL INC. (the "Buyer") and E-LOAN, INC. ("Seller").

RECITALS

                The Buyer and the Seller are parties to that certain Master Repurchase Agreement, dated as of February 6, 2004 as amended by Amendment No. 1, dated as of May 20, 2004 (the “Existing Repurchase Agreement”; as amended by this Amendment, the “Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

                The Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

                Accordingly, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

          SECTION 1.      Definitions.

(a)	Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety and replacing it with the following language:

        “Termination Date” shall mean February 4, 2006.

(b)	Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of “Purchase Price Percentage” in its entirety and replacing it with the following language:

        “Purchase Price Percentage” shall mean:

(i) with respect to each Mortgage Loan that is a Buyer Takeout Mortgage Loan, 99%;

(ii) with respect to each Conforming Mortgage Loan, Jumbo Mortgage Loan or HELOC (other than an Aged Loan or a Buyer Takeout Mortgage Loan), 98%;

(iii) with respect to each Sub-Prime Mortgage Loan or Super Jumbo Mortgage Loan (other than an Aged Loan or a Buyer Takeout Mortgage Loan), 96%; and

(iv) with respect to each Aged Loan, 50%.

                SECTION 2.       Conditions Precedent.       This Amendment shall become effective on February 4, 2005 (the "Amendment Effective Date") subject to the satisfaction of the following conditions precedent:

                2.1      Delivered Documents.      On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a) this Amendment, executed and delivered by duly authorized officers of the Buyer and the Seller; and

(b) such other documents as the Buyer or counsel to the Buyer may reasonably request.

                SECTION 3.      Fees.      The Seller agrees to pay as and when billed by the Buyer all of the reasonable fees, disbursements and expenses of counsel to the Buyer in connection with the development, preparation and execution of, this Amendment or any other documents prepared in connection herewith and receipt of payment thereof shall be a condition precedent to the Buyer entering into any Transaction pursuant hereto.

                SECTION 4.      Confidentiality.      The parties hereto acknowledge that this Amendment, the Existing Repurchase Agreement, and all drafts thereof, documents relating thereto and transactions contemplated thereby are subject to the provisions of Section 30 of the Repurchase Agreement, as amended hereby.

                SECTION 5.      Limited Effect.      Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                SECTION 6.      GOVERNING LAW.      THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                SECTION 7.      Counterparts.      This Amendment may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

                SECTION 8.      Conflicts.      The parties hereto agree that in the event there is any conflict between the terms of this Amendment, and the terms of the Existing Repurchase Agreement, the provisions of this Amendment shall control.

[SIGNATURE PAGE FOLLOWS]

                IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer: MERRILL LYNCH MORTGAGE CAPITAL INC., as Buyer By: /s/ —————————————— Name: Title:

Seller: E-LOAN, INC. as Seller By: /s/ —————————————— Name: Title: